Related parties	9 Months Ended
Sep. 30, 2021
Related Party [Abstract]
Related parties	Related parties
Mariposa Capital, LLC, an affiliate of Sir Martin Franklin, and TOMS Capital LLC, an affiliate of Mr. Gottesman, perform advisory services on behalf of the Company. The total fees and expenses incurred by them in the course of their duties for the three and nine months ended September 30, 2021 were €0.4 million and €1.2 million respectively (three and nine months ended September 30, 2020: €0.4 million and €1.4 million respectively).

In addition to the fees above, as discussed in Note 17, the conditions of the Founder Preferred Shares Annual Dividend Amount for 2020 were met and a share dividend of 3,875,036 ordinary shares was issued on January 4, 2021.

Key management personnel comprise the Directors and Executive Officers. The Executive Officers continue to be remunerated for their services to the Company through their employment contracts. Non-executive Directors continue to receive fees for their services as board members and to certain committees and are settled through payroll. Director fees are payable quarterly in arrears. Total non-executive Director fees and expenses for the three and nine months ended September 30, 2021 was €0.1 million and €0.3 million respectively (three and nine months ended September 30, 2020: €0.1 million and €0.3 million respectively). In addition, certain non-executive Directors received grants under the LTIP as discussed in Note 15.